UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2009
TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8520	52-1145429
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Terra Centre
600 Fourth Street, P.O. Box 6000
Sioux City, Iowa	51102-6000
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (712) 277-1340
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On December 4, 2009, Terra Capital, Inc. (“Terra Capital”), a subsidiary of Terra Industries Inc. (“Terra”), Terra LP Holdings LLC (the “New Guarantor”), each other then existing guarantor under the Indenture (as hereinafter defined) (the “Existing Guarantors”), and U.S. Bank National Association, as trustee (the “Trustee”), entered into a supplemental indenture (the “First Supplemental Indenture”), supplementing the Indenture dated October 26, 2009 (as amended, supplemented, waived or otherwise modified, the “Indenture”), among Terra Capital, Terra, the Existing Guarantors and the Trustee, pursuant to which Terra Capital issued 7.75% Senior Notes due 2019 (the “Notes”). Pursuant to the First Supplemental Indenture, the New Guarantor became a guarantor of Terra Capital’s obligations under the Notes.
     The New Guarantor is also joining the Amended and Restated Pledge and Security Agreement dated as of October 10, 2001 by Terra Capital and certain of its affiliates as grantors in favor of Citicorp USA, Inc., as agent for the secured parties referred to therein. In addition, the New Guarantor also agreed to be bound as a guarantor for purposes of (1) the Guaranty dated as of October 10, 2001, among Terra and certain of its subsidiaries listed on the signature pages thereof and acknowledged by Citicorp USA Inc., as administrative agent, and (2) the Guaranty dated as of December 21, 2004, among Terra Nitrogen, Limited Partnership and Terra Nitrogen Company, L.P., and certain of its subsidiaries listed on the signature pages thereof and acknowledged by Citicorp USA Inc., as administrative agent.
     A copy of the First Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the First Supplemental Indenture is qualified in its entirety by reference to such exhibit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibit

4.1	First Supplemental Indenture, dated December 4, 2009, by and among Terra Capital, Inc., Terra Industries Inc., Terra LP Holdings LLC, the existing guarantors named therein and U.S. Bank National Association, as trustee.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INDUSTRIES INC.
By:	/s/ John W. Huey
Name:	John W. Huey
Title:	Vice President, General Counsel and Corporate Secretary

Date: December 8, 2009

EXHIBIT INDEX

Exhibit No.	Description
4.1	First Supplemental Indenture, dated December 4, 2009, by and among Terra Capital, Inc., Terra Industries Inc., Terra LP Holdings LLC, the existing guarantors named therein and U.S. Bank National Association, as trustee.